UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 3, 2021

UNISYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8729	38-0387840
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lakeview Drive, Suite 100
Blue Bell, Pennsylvania 19422

(Address of principal executive offices) (Zip Code)

(215) 986-4011
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	UIS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective December 3, 2021, the Board of Directors of Unisys Corporation (the “Company”) elected Erin Mannix as Vice President, Chief Accounting Officer and Corporate Controller. In this role, Ms. Mannix will act as the Company’s principal accounting officer.
Ms. Mannix, age 38, joined the Company in September 2018 as Global Assistant Controller and was elected Vice President and Corporate Controller in December 2019. Prior to joining Unisys, she served as Head of Risk & Compliance Finance at FIS, an international provider of financial services technology and outsourcing services, from 2015 to 2018. From 2009 to 2015, Ms. Mannix held senior accounting positions at Laureate Education and Integral Systems, Inc. (acquired by Kratos in 2011). Earlier in her career, Ms. Mannix was an auditor at Grant Thornton LLP and a staff accountant at Haefele Flanagan.
Gerald P. Kenney, Senior Vice President, General Counsel and Secretary of the Company, will be leaving the Company effective March 31, 2022. Upon Mr. Kenney’s departure, in addition to any benefits to which he is entitled under the Company’s plans in accordance with their terms, Mr. Kenney will be entitled to receive the benefits applicable upon a termination other than for cause pursuant to his December 4, 2014 letter agreement with the Company. In addition, Mr. Kenney will be entitled to any outstanding awards previously granted to him under the Company’s long-term incentive plans (other than the 2021 Performance Growth Restricted Stock Unit awards granted to him on February 26, 2021, which will vest in accordance with their terms based on the actual date of the termination of Mr. Kenney’s employment) as if he remained employed by the Company through March 31, 2024, except that all such time-based awards that would have vested between the date of the termination of Mr. Kenney’s employment and March 31, 2024 will be paid within sixty days of such termination date.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unisys Corporation

Date: December 7, 2021	By:	/s/ Michael M. Thomson
Michael M. Thomson
Executive Vice President and Chief Financial Officer